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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                               _________________



                                   FORM 8-K

                               _________________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 or 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT of 1934


                                April 21, 2000
                                Date of Report



                                NOLAND COMPANY
            (Exact name of registrant as specified in its charter)


          Virginia                     2-27393                   54-0320170
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(State or other jurisdiction    (Commission File No.)         (I.R.S. Employer
      of incorporation)                                      Identification No.)


                            2700 Warwick Boulevard
                         Newport News, Virginia 23607
                   (Address of principal executive offices)



                                (757) 928-9000
             (Registrant's telephone number, including area code)


                                      N/A
         (former name or former address, if changed since last report)

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Item 5.  Other Events

     On April 20, 2000, the Board of Directors of Noland Company authorized the repurchase in the open market from time to time in accordance with the applicable securities regulations of up to 250,000 shares of Noland Company common stock.



                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on April 21, 2000.

                                             NOLAND COMPANY
                                             (Registrant)



                                        By:  /s/ Arthur P. Henderson, Jr.
                                             ----------------------------
                                             Arthur P. Henderson, Jr.
                                             Chief Financial Officer